ACQUISITION AGREEMENT

                  ACQUISITION AGREEMENT, dated effective as of January 1, 2000 (the "Agreement"), by and among AIC Community Management Holding Corp., a Delaware corporation ("Newco"), AIC MANAGEMENT HOLDINGS, LLC, a Delaware limited liability company ("AICMH" and, together with Newco, the "Purchasers"), COMMUNITY MANAGEMENT INVESTORS CORPORATION, a Delaware corporation (the "Seller").

                  WHEREAS, the Seller owns approximately 50% of the outstanding partnership interests (the "AICCMP Interests") in AIC Community Management Partnership, a Delaware general partnership ("AICCMP") and the Seller owns approximately 50% of the outstanding limited liability company interests (the "AICPMC Interests") in AIC Property Management Co., LLC, a Delaware limited liability company ("AICPMC" and, together with AICMP, the "Companies"); and

                  WHEREAS, the Seller desires to sell all of its AICCMP Interests and all of its AICPMC Interests, and (i) Newco desires to purchase all of the Seller's AICCMP Interests and (ii) AICMH desires to purchase all of the Seller's AICPMC Interests, each of such purchases upon the terms and subject to the conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE; CLOSING

                  I.1 Newco Purchase and Sale. The Seller agrees to sell to Newco and Newco agrees to purchase, all of the Seller's AICCMP Interests at the Closing (as herein defined) upon the terms and subject to the conditions set forth in this Agreement.

                  I.2 AICMH Purchase and Sale. The Seller agrees to sell to AICMH and AICMH agrees to purchase, all of the Seller's AICCMP Interests at the Closing (as herein defined) upon the terms and subject to the conditions set forth in this Agreement.

                  I.3 Consideration. The consideration for the AICCMP Interests (the "AICCMP Consideration") shall be THREE HUNDRED AND EIGHTY THOUSAND DOLLARS AND NO CENTS ($380,000.00), such payment to be delivered at the Closing in the form of a promissory note substantially similar to Exhibit C hereto (the "Promissory Note"). The consideration for the AICPMC Interests (the "AICPMC

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Consideration" and, together with the AICCMP Consideration, the "Consideration")
shall be ONE MILLION, SEVEN HUNDRED AND FORTY THOUSAND DOLLARS AND NO CENTS ($1,740,000.00), such payment to be delivered at the Closing in the form of a promissory note substantially similar to the Promissory Note attached as Exhibit C hereto (the "Promissory Note").

                  I.4 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place effective as of January 1, 2000 (the "Closing Date") at 10:00 a.m. Denver time, or on such other date as the parties hereto agree.

                  I.5 Deliveries by the Seller at the Closing. (a) At the Closing, the Seller shall deliver to Newco an executed Assignment and Assumption of Partnership Interest Agreement in substantially the same form as Exhibit A hereto. (b) At the Closing, the Seller shall deliver to AICMH an executed Assignment and Assumption of Limited Liability Company Interest Agreement in substantially the same form as Exhibit B hereto. (c) At the Closing, the Seller shall deliver to the Purchasers, and each of them, a certificate executed by an officer of the Seller authorized to so certify on behalf of the Seller, to the effect that all of the representations and warranties of the Seller contained herein at Article II are true and correct as of the Closing Date.

                  I.6 Deliveries by the Purchasers at the Closing. At the Closing, the Purchasers and each of them shall deliver to the Seller (i) a certificate executed by an officer of such Purchaser authorized to so certify on behalf of such Purchaser, to the effect that all of the representations and warranties of such Purchaser contained herein at Article III are true and correct as of the Closing Date, and (ii) an executed counterpart to the Promissory Note.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER

                  The Seller represents and warrants to the Purchasers, and each of them, that as of the date hereof:

                  II.1 Authority. The Seller has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Seller and, assuming the due authorization, execution and delivery hereof by each of the Purchasers, constitutes a valid and binding obligation of the Seller, enforceable against it in accordance with its terms, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors and of general principles of equity.




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




                  II.2 No Conflict; Consents and Approvals. The execution and delivery by the Seller of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not,
(i) conflict with, or result in any violation of any provision of the Certificate of Incorporation of the Seller, (ii) violate or conflict with or result in a breach or termination of or default under, any material agreement, instrument, license, judgment, order, write, injunction, decree, statute, law, ordinance, rule or regulation applicable to the Seller or any of the property or assets of the Seller or (iii) result in a default (or an event which with notice or lapse of time or both would become a default) or give to any third party any right of termination, cancellation, amendment or acceleration under, or result in the creation or imposition of any Lien on any material asset of the Seller such as would reasonably be expected to materially impair the validity or enforceability of this Agreement or the ability of the Seller to perform in any material respect, its obligations under this Agreement. No consent, approval or authorization of, or declaration, filing or registration with any court, administrative agency or commission or other governmental or regulatory authority or any other person or entity is required to be made or obtained by or with respect to the Seller in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  II.3 Ownership. Seller is the owner, beneficially and of record, of all of the AICCMP Interests and all of the AICPMC Interests free and clear of all Liens. As used in this Agreement, "Lien" means any mortgage, pledge, lien, encumbrance, charge, adverse claim or restriction of any kind affecting title or resulting in an encumbrance against property, real or personal, tangible or intangible, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any third party option or other agreement to sell and any filing of or agreement to give, any financing statement under the Uniform Commercial Code (or equivalent statute) of any jurisdiction).

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

                  Each   Purchaser   represents   and  warrants  to  the  Seller
individually but not jointly that as of the date hereof:

                  III.1 Authority. It has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by such Purchaser, and the payment by such Purchaser of the AICCMP Consideration and the AICPMC Consideration , respectively, have been duly authorized by such Purchaser and no further action is necessary on the part of such Purchaser. This Agreement has been duly and validly executed and delivered by such Purchaser and, assuming the


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

due execution and delivery by the Seller, constitutes a valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  III.2 No Conflict; Consents and Approvals. The execution and delivery by such Purchaser of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, (i) conflict with, or result in any violation of any provision of the Certificate of Incorporation or Bylaws of Newco, or the Operating Agreement of AICMH, (ii) violate or conflict with or result in a breach or termination of or default under, any material agreement, instrument, license, judgment, order, writ, injunction, decree, statute, law, ordinance, rule or regulation applicable to such Purchaser or any of the property or assets of such Purchaser or (iii) result in a default (or an event which with notice or lapse of time or both would become a default) or give to any third party any right of termination, cancellation, amendment or acceleration under, or result in the creation or imposition of any Lien on any material asset of such Purchaser such as would reasonably be expected to materially impair the validity or enforceability of this Agreement or the ability of such Purchaser to perform in any material respect, its obligations under this Agreement. No consent, approval or authorization of, or declaration, filing or registration with any court, administrative agency or commission or other governmental or regulatory authority or any other person or entity is required to be made or obtained by or with respect to such Purchaser in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  III.3 Diligence Review. Without limiting such Purchaser's right to rely on the representations and warranties contained in Article II hereof, such Purchaser acknowledges that it has had the opportunity to review such financial and other data as it has requested of the Seller, and that it has had the opportunity to conduct such due diligence investigations as it deemed appropriate.

                                   ARTICLE IV

                                    COVENANTS

                  IV.1 Conduct of Business. From the date hereof through the Closing, except as expressly permitted or contemplated by this Agreement, unless the Purchasers shall otherwise agree in writing prior to the taking of any action prohibited by the terms of this Section, the Seller shall cause each of the Companies to conduct its operations and business in the ordinary and usual course of business and consistent with past practice. Without limiting the generality of the foregoing, and except as otherwise expressly permitted by this Agreement, prior to the Closing, without the prior written consent of the Purchasers, to the extent within its control, the Seller shall not permit AICCMP or AICPMC to: (a) issue, sell, pledge or dispose of, grant or otherwise create or agree to issue, sell, pledge or dispose of, grant or otherwise create any equity interest, any debt or any securities convertible into or exchangeable for any equity interest; (b) purchase, redeem or otherwise acquire or retire, or


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

offer to purchase, redeem or otherwise acquire or retire, any equity interest (including any options with respect to any equity interest and any security convertible or exchangeable into any equity interest); (c) declare, set aside, make any distribution, payable in cash, stock, property or otherwise, with respect to any of its equity interests, or subdivide, reclassify, recapitalize, split, combine or exchange any of its equity interests; (d) incur or become contingently liable with respect to any indebtedness or guarantee any such indebtedness or issue any debt securities or incur any other obligation or liability outside the ordinary course of business; (e) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business entity; (f) mortgage or otherwise encumber or subject to any lien of its properties or assets; (g) other than with respect to tenant leases in the ordinary course of business consistent with past practice, sell, transfer or assign any of its assets or properties; (h) other than with respect to tenant leases in the ordinary course of business consistent with past practice, enter into any contract not terminable within 30 days; (i) other than with respect to tenant leases in the ordinary course of business consistent with past practice, pay or settle any claim or liability, or enter into, amend or terminate any transaction, contract, commitment or arrangement to which AICCMP or AICPMC is a party.

                  IV.2 Further Assurances. Each party hereto agrees to use its best efforts to obtain all consents and approvals and to do all other things necessary for the consummation of the transactions contemplated by this Agreement. The parties agree to take such further action to deliver or cause to be delivered to each other at the Closing and at such other times thereafter as shall be reasonably agreed by such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Agreement and the transactions contemplated hereby.

                                    ARTICLE V

                                   CONDITIONS

                  V.1  Conditions  to  Each  Party's   Obligations   Under  this
Agreement. The respective obligations of each party under this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following:

                           (a) Injunctions. At the Closing Date, (i) there shall
be no injunction, restraining order, decision or decree of any nature of any United States or foreign court or governmental entity or body or competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and (ii) there shall be no suit, proceeding, or governmental investigation threatened or pending before any United States or foreign governmental entity or body of competent jurisdiction which seeks to restrain or prohibit the consummation of the transactions contemplated hereby in whole or material part, or to obtain damages or other relief in connection with the transactions contemplated hereby.

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

                           (b) Regulatory  Approvals.  All necessary  approvals,
authorizations and consents of all governmental entities required to consummate the transactions contemplated by this Agreement shall have been obtained and shall remain in full force and effect and all waiting periods relating to such approvals, authorizations or consents shall have expired.

                  V.2  Conditions  to  Obligations   of  the   Purchasers.   The
obligations of each of the Purchasers individually and not jointly are subject to the satisfaction at or prior to the Closing of the following conditions:

                           (a) All  proceedings  to be  taken by the  Seller  in
connection with the transactions contemplated by this Agreement and all documents, instruments and certificates to be delivered by each of the Companies in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to each of the Purchasers and their counsel.

                           (b) All  representations and warranties of the Seller
contained herein at Article II shall be true and correct at the Closing as if made as of the Closing Date.

                           (c) There  shall not have  occurred as of the Closing
Date any material adverse condition with respect the business, properties, financial condition or prospects of the Companies.

                           (d) There  shall  not be in effect as of the  Closing
Date any writ, judgment, injunction, decree or similar order of any court restraining, or enjoining or otherwise preventing consummation of any of the transactions contemplated by this Agreement.

                  V.3 Conditions to Obligations of the Seller. The obligations of the Seller are subject to the satisfaction at or prior to the Closing of the following conditions:

                           (a)  All  proceedings  to be  taken  by  each  of the
Purchasers in connection with the transactions contemplated by this Agreement and all documents, instruments and certificates to be delivered by each of the Companies in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Seller and its counsel.

                           (b)  All   representations   and  warranties  of  the
Purchasers contained herein at Article III are true and correct at the Closing as if made as of the Closing Date.

                           (c) There  shall  not be in effect as of the  Closing
Date any writ, judgment, injunction, decree or similar order of any court restraining, or enjoining or otherwise preventing consummation of any of the


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transactions contemplated by this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  VI.1 Survival. The representations, warranties, covenants and agreements made by the Seller and the Purchaser in this Agreement, or in any certificate delivered by the Seller or the Purchaser will [not] survive closing.

                  VI.2 Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered, telecopied or mailed, by certified mail, return receipt requested, first-class postage prepaid, to the parties at the following address:

         If to the Seller, to:

                  Community Management Investors Corporation
                  2 Ponds Edge Drive
                  P.O. Box 500
                  Chadds Ford, Pennsylvania 19317
                  Attention:  President
                  Telephone: (610) 388-9600
                  Fax: (610) 388-9616

         If to either of the Purchasers, to:

                  Asset Investors Corporation
                  3410 South Galena Street, Suite 210
                  Denver, Colorado 80231
                  Attention:  David Becker
                  Telephone:  (303) 614-9422
                  Fax:  (303) 614-9401

         with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  300 South Grand Avenue, Suite 3400
                  Los Angeles, California 90071
                  Attention:  Michael V. Gisser
                  Telephone:  (213) 687-5000
                  Fax:  (213) 687-5600

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                  VI.3 Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

                  VI.4 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

                  VI.5 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  VI.6 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each party.

                  VI.7 Entire Agreement. This Agreement represents the entire Agreement of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

                  VI.8  Governing  Law.  This  Agreement   shall  be  construed,
interpreted, and governed in accordance with the laws of the State of Delaware, without reference to rules relating to conflicts of law.

                  VI.9 No Third Party Beneficiaries. No person or entity other than the parties hereto is an intended beneficiary of this Agreement or any portion hereof.

                            [Signature page follows]



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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement effective as of the date first above written.

                                            AIC COMMUNITY MANAGEMENT HOLDING
                                            CORP.
                                            a Delaware corporation

                                            By: /s/David M. Becker
                                               ---------------------------------
                                                NAME:  David M. Becker
                                                TITLE:  Chief Financial Officer
                                                DATE:  January 19, 2000



                                            AIC MANAGEMENT HOLDINGS, LLC,
                                            a Delaware limited liability company

                                            By:     Asset Investors Operating
                                                    Partnership, L.P.
                                                    Its Managing Member

                                            By:     Asset Investors Corporation
                                                    Its General Partner

                                            By: /s/David M. Becker
                                               ---------------------------------
                                                NAME:  David M. Becker
                                                TITLE:  Chief Financial Officer
                                                DATE:  January 19, 2000



                                            COMMUNITY MANAGEMENT INVESTORS
                                            CORPORATION,
                                            a Delaware corporation

                                            By: /s/Bruce E. Moore
                                               ---------------------------------
                                                NAME:  Bruce E. Moore
                                                TITLE:  President



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